Exhibit 99.1

Microbot Medical®’s LIBERTY® Endovascular Robotic System is Now Adopted by Multiple Accounts Across Key Territories Including Two ACCESS-PVI Pivotal Clinical Trial Sites

Commercial adoption of the LIBERTY System by sites that participated in the clinical trial serves as a strong validation of the value it brings to everyday practice.

The Company will attend the Annual Global Embolization Symposium & Technologies (GEST), a Premier Medical Conference in New York City that attracts over 1,000 global experts across key target call points

HINGHAM, Mass., May 5, 2026 -- Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY Endovascular Robotic System, which is experiencing strong interest from physicians and hospital executives following the commencement of the Full Market Release of LIBERTY at the recent Society of Interventional Radiology (SIR) annual meeting, has since won accounts in key sales territories, including two accounts that participated in the ACCESS-PVI pivotal clinical trial.

The Company continues to benefit from growing commercial interest, supported by recently updated medical guidelines aimed at reducing radiation exposure and improving ergonomic challenges that have contributed to staffing challenges in interventional care. The Company expects to further raise its profile at the Annual Global Embolization Symposium & Technologies (GEST) Conference, being held in New York City from May 14-17, 2026. GEST attracts a global network of over 1,000 Interventional Radiologists (IR) and Interventional Oncologists (IO), where they meet to advance embolotherapy, learn about the latest innovative techniques, and launch the newest products.

With physicians attending from around the world, participation in the upcoming GEST conference represents a further step in expanding the Company’s footprint to ultimately establish a global commercial infrastructure. This effort is supported by the recent appointment of Alon Tamir as Vice President of Sales, EMEA, to lead commercialization across key international markets.

“We are seeing the effects of a strong tailwind post SIR and are off to a strong full market release as we have already added new accounts and are pursuing several other opportunities across existing and newly added sales territories,” commented Harel Gadot, Chairman, CEO and President. “The timing of the Annual GEST Conference is especially opportune, as it represents our first major conference featuring the LIBERTY system following last month’s full market release during SIR. With increased usability of LIBERTY, we believe peer-to-peer communications between current and future users has expanded which could drive physicians to our booth at GEST to experience LIBERTY firsthand; helping to sustain this momentum as we expand our commercial activities in the U.S. and establish the infrastructure in key international markets in the second half of the year.”

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the first single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com